EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John W. Robinson III Chief Executive Officer of Aaron's, Inc. and subsidiaries (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 that:

The Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2016 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 4, 2016	/s/ John W. Robinson III
John W. Robinson III
Chief Executive Officer